UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2014
Date of Report (Date of Earliest Event Reported)

COMM 2013-CCRE13 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)
KeyBank National Association
(Exact name of sponsor as specified in its charter)
Liberty Island Group I LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

New York	333-184376-10	Lower Tier REMIC 46-4293300 Upper Tier REMIC 46-4521829 SLG MTG Loan REMIC 46-4507014 Grantor Trust 46-7239387
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization of the issuing entity)	File Number of issuing entity)	Identification No.)
1761 East St. Andrew Place
Santa Ana CA
(Address of principal executive offices of the issuing entity)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2013, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2013 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, of the COMM 2013-CCRE13 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the COMM 2013-CCRE13 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 53 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 73 commercial and multifamily properties.

The Mortgage Loan identified as “175 West Jackson” on Exhibit B to the Pooling and Servicing Agreement (the “175 West Jackson Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “175 West Jackson  Loan Combination”) that includes the 175 West Jackson Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (the “175 West Jackson Pari Passu Companion Loans”).  The 175 West Jackson Loan Combination, including the 175 West Jackson Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of November 1, 2013 (the “CCRE12 Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE12 Mortgage Trust securitization transaction into which one of the 175 West Jackson Pari Passu Companion Loans was deposited.  The CCRE12 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on December 19, 2013 (the “Prospectus Supplement”),  the terms and conditions of the CCRE12 Pooling and Servicing Agreement applicable to the servicing of the 175 West Jackson Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the 175 West Jackson Mortgage Loan and, after the closing of the securitization of the 60 Hudson Street Pari Passu Companion Loan (as defined below), the 60 Hudson Loan Mortgage Loan).

The Mortgage Loan identified as “60 Hudson Street” on Exhibit B to the Pooling and Servicing Agreement (the “60 Hudson Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination  (the “60 Hudson Street  Loan Combination”) that includes the 60 Hudson Street Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “60 Hudson Street Pari Passu Companion Loan”).  The transaction documents provide that the 60 Hudson Street Loan Combination, including the 60 Hudson Street Mortgage Loan, is to be serviced and administered (i) until the securitization of the 60 Hudson Street Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) upon the securitization of the 60 Hudson Street Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.  The closing date of the securitization of the 60 Hudson Street Pari Passu Companion Loan occurred on January 22, 2014.

In connection with that securitization, the Pooling and Servicing Agreement, dated as of January 1, 2014 (the “CCRE14 Pooling and Servicing Agreement”) relating to the issuance of the COMM 2014-CCRE14 Mortgage Trust Commercial Mortgage Pass-Through Certificates was entered into among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian. Attached hereto as Exhibit 4.2 is the CCRE14 Pooling and Servicing Agreement.

As disclosed in the Prospectus Supplement, the terms and conditions of the CCRE14 Pooling and Servicing Agreement applicable to the servicing of the 60 Hudson Street Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the 175 West Jackson Mortgage Loan and, after the closing of the securitization of the 60 Hudson Street Pari Passu Companion Loan, the 60 Hudson Loan Mortgage Loan).

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of November 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE12 Mortgage Trust Commercial Mortgage Pass-Through Certificates.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of January 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE14 Mortgage Trust Commercial Mortgage Pass-Through Certificates.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: February 5, 2014
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement, dated as of November 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE12 Mortgage Trust Commercial Mortgage Pass-Through Certificates.
(E)

4.2
Pooling and Servicing Agreement, January 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE14 Mortgage Trust Commercial Mortgage Pass-Through Certificates.
(E)